                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     BT Alex. Brown Cash Reserve Fund, Inc.
      ---------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

      ---------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement., if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

         5) Total fee paid:

            --------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid: ___________________________________________
         2)  Form, Schedule or Registration Statement No.: _____________________
         3)  Filing Party: _____________________________________________________
         4)  Date Filed: _______________________________________________________

                DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC.
               (Formerly, BT Alex. Brown Cash Reserve Fund, Inc.)
                                One South Street
                            Baltimore, Maryland 21202

                                                               [August 23], 1999

Dear Shareholder:

On June 4, 1999, Bankers Trust merged with Deutsche Bank AG. Bankers Trust is the indirect parent of Investment Company Capital Corp., the investment advisor to each Series of Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. (the "Fund"). As a result of the merger, we are asking shareholders of each Series to approve new advisory agreements. Enclosed is further information relating to these changes, including a Questions & Answers section, proxy statement and proxy card(s).

         Important information about the changes:

         o The merger has no effect on the number of shares you own or the value of those shares.

         o The advisory fees payable under the new advisory agreements have not increased.

         o        The investment objective of each Series has not changed.

In addition to the change in advisory agreements, shareholders are also being asked to approve other changes outlined in the enclosed Proxy Statement. The Board of Directors of the Fund believes that the proposals are important and recommends that you read the enclosed materials carefully and then vote FOR all proposals.

         What you need to do:

         o Read all enclosed materials including the Questions & Answers section.

         o        Choose one of the following options to vote:

                  1. By Mail: Complete the enclosed proxy card and return it in the postage-paid envelope provided by (dd/mm/yy).

                  2. By Telephone: Call the Toll-Free # on your proxy card by (dd/mm/yy).

                  3.       By Internet: Logon to WWW.PROXYVOTE.COM by
                           (dd/mm/yy).

                  4.       Attend the Shareholder Meeting (details enclosed).

Please note: If you own shares in more than one Series, you will receive more than one proxy card. Please sign and return each proxy card you receive.

Sincerely,

[INSERT MR. HALE'S SIGNATURE]

Richard T. Hale
Chairman
Deutsche Banc Alex. Brown
Cash Reserve Fund, Inc.

                                                               [August 23, 1999]

                                 IMPORTANT NEWS
                  FOR SHAREHOLDERS OF DEUTSCHE BANC ALEX. BROWN
                             CASH RESERVE FUND, INC.
               (Formerly, BT Alex. Brown Cash Reserve Fund, Inc.)

         While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the Prime, Treasury and Tax-Free Series of the Fund which require a shareholder vote.

                           Q&A: QUESTIONS AND ANSWERS

Q.       What has happened to require a shareholder vote?

A. On June 4, 1999, Bankers Trust became a subsidiary of Deutsche Bank AG. Bankers Trust is the indirect parent of Investment Company Capital Corp. ("ICC"), investment advisor to each Series of the Fund. Deutsche Bank, a banking company organized under the laws of the Federal Republic of Germany, provides a comprehensive range of global banking and financial services.

         Deutsche Bank now ranks as the fourth largest investment manager in the world with $670 billion in assets in a full range of active and index strategies. Deutsche Asset Management handles the investment management activities of Deutsche Bank in the Americas, United Kingdom and Asia and will manage $454 billion in assets globally.

         To ensure that ICC may continue to serve as investment advisor to each Series of the Fund, we are seeking shareholder approval of new advisory agreements. In addition, you are being asked to elect a Board of Directors of the Fund and to modify or eliminate certain of the Series' fundamental investment policies in response to changes in the law.

THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q.       Why am I being asked to vote on the new advisory agreements?

A. The Investment Company Act of 1940, which regulates investment companies in the United States such as the Fund, requires a shareholder vote to approve new investment advisory agreements following certain types of business combinations. The new advisory agreements became effective immediately upon consummation of the merger and will continue in effect only upon shareholder approval.

Q.       How does the merger affect the Fund?

A. Each Series of the Fund and its respective investment objectives have not changed as a result of the merger. You still own the same shares in the same Fund as you did prior to the merger. The new advisory agreements contain substantially the same terms and conditions as the investment advisory agreements in effect prior to the merger, except for the dates of execution, effectiveness and initial term. If shareholders do not approve the new advisory agreements, these agreements will no longer continue and the Board of Directors will take such action as it deems to be in the best interests of each Series, and its shareholders.

Q.       Have the investment advisory fees remained the same?

A.       Yes.

Q.       What are the benefits of the merger?

A. There are several potential positive aspects of the merger you may be interested in. Most notably, the combined institution will be one of the largest financial institutions in the world, as well as a leader in a number of important categories, including asset management. The financial strength of the combined institution coupled with the increased breadth and depth of its resources and capabilities are advantages the acquisition brings. Further, as a truly global institution, the combined entity will be in a unique position to provide coverage, services and products.

Q.       How does the Board of Directors of the Fund recommend that I vote?

A. After careful consideration, the Board of Directors of the Fund recommends that you vote in favor of all the proposals on the enclosed proxy card(s).

Q.       Whom do I call for more information?

A. If you need more information, please call Shareholder Communications Corporation, the Fund's information agent, at 1-800-732-6168.

Q.       How can I vote my shares?

A.       You may choose from one of the following options to vote your shares:

         o        By mail, with the enclosed proxy card(s) and return envelope.

         o By telephone, with a toll-free call to the telephone number that appears on your proxy card.

         o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site.

         o In person at the shareholder meeting (see details enclosed in proxy statement).

Q. Will the Fund pay for the proxy solicitation and legal costs associated with this transaction?

A. No, ICC will bear these costs. However, the Fund will bear the incremental costs associated with changing the Fund's fundamental policies.

Q.       What happens if I own shares in more than one Series?

A. If you have shares of more than one Series in your name at the same address, you will receive separate proxy cards for each Series but only one proxy statement for the account.

Please vote all issues on each proxy card that you receive. Thank you for mailing your proxy card promptly.



[August 23], 1999

                                PRELIMINARY COPY

                DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC.
               (Formerly, BT Alex. Brown Cash Reserve Fund, Inc.)
                                One South Street
                            Baltimore, Maryland 21202
                       -----------------------------------



                    Notice of Special Meeting of Shareholders
                                 October 7, 1999

TO THE SHAREHOLDERS OF DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC.:

         You are cordially invited to a special meeting (the "Special Meeting") of the shareholders of Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. (the "Fund"). The Special Meeting will be held on Thursday, October 7, 1999, at 2:45 p.m. Eastern Time at the offices of Investment Company Capital Corp., in the conference room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. The purpose of the Special Meeting is to consider the proposals set forth below and to transact such other business as may be properly brought before the Special Meeting:

PROPOSAL 1:       To consider and act upon a proposal to elect a Board of
                  Directors of the Fund (voted on by all shareholders).

PROPOSAL 2:       To approve a new Investment Advisory Agreement between the
                  Fund and Investment Company Capital Corp. with respect to each Series (voted on by shareholders of each Series separately).

PROPOSAL 3:       To eliminate each Series' fundamental investment policy
                  concerning investments in companies for the purposes of exercising control or management (voted on by shareholders of each Series separately).

PROPOSAL 4:       To eliminate each Series' fundamental investment policy
                  concerning pledging, mortgaging or hypothecating assets (voted on by shareholders of each Series separately).

PROPOSAL 5:       To eliminate each Series' fundamental investment policy
                  concerning investment in securities of other investment companies (voted on by shareholders of each Series separately).

PROPOSAL 6:       To eliminate each Series' fundamental investment policy
                  concerning short sales, purchasing securities on margin, and investing in puts and calls and modifying each Series' policy on commodities (voted on by shareholders of each Series separately).

PROPOSAL 7:       To eliminate each Series' fundamental investment policy
                  concerning purchases of oil, gas, or mineral interests (voted on by shareholders of each Series separately).

PROPOSAL 8:       To modify each Series' fundamental investment policy
                  concerning borrowing (voted on by shareholders of each Series separately).

PROPOSAL 9:       To modify each Series' fundamental investment policy
                  concerning loans (voted on by shareholders of each Series separately).

Only shareholders of the Fund at the close of business on August 6, 1999 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOU MAY ALSO VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET. TO DO SO[, PLEASE FOLLOW THE INSTRUCTIONS ACCOMPANYING YOUR ENCLOSED PROXY CARD.] IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                                          Amy M. Olmert
                                                          Secretary

Dated:  [                ], 1999

                                PRELIMINARY COPY

                DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC.
               (Formerly, BT Alex. Brown Cash Reserve Fund, Inc.)
                                One South Street
                            Baltimore, Maryland 21202

                              --------------------

                                 PROXY STATEMENT
                              --------------------

                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                                 October 7, 1999


         This Proxy Statement is furnished by the Board of Directors of Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on Thursday, October 7, 1999, at 2:45 p.m. Eastern Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investment Company Capital Corp., in the conference room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about August 23, 1999.

                                     Summary
                                     -------

         At the Special Meeting, shareholders will be asked to elect a slate of Directors, to approve new Investment Advisory Agreements for the Prime, Treasury and Tax-Free Series of the Fund (each a "Series" and collectively "the Series"), and to consider a number of issues relating to the fundamental investment policies of the Series.

         Proposal 1 asks shareholders of the Fund to elect a Board of Directors.

         Proposal 2 asks shareholders of each of the Prime, Treasury and Tax-Free Series, respectively, to consider a new Investment Advisory Agreement between each Series and Investment Company Capital Corp. ("ICC" or the "Advisor"). This action is necessary because the merger on June 4, 1999 (the "Merger") between Bankers Trust Corporation ("Bankers Trust"), the indirect parent of ICC, and a U.S. subsidiary of Deutsche Bank AG ("Deutsche Bank") may have arguably resulted in an assignment and, therefore, termination of the Fund's prior Investment Advisory Agreements under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Series' new Investment Advisory Agreement is identical to its prior Investment Advisory Agreement, except for the dates of execution, effectiveness and initial term.

         Proposals 3 through 9 ask shareholders to approve changes in the fundamental investment policies of each Series. Shareholders are being asked to modify or eliminate certain of the Series' investment policies in order to update the policies to reflect changes in the law. The changes to a Series' fundamental policies would become effective upon shareholder approval or at such later date as the proper officers of the Fund determine.

         All shareholders of the Fund are entitled to vote on Proposal 1. Proposals 2 through 9 require action by the shareholders of the Prime, Treasury and Tax-Free Series, voting separately. The summary voting table below sets forth all of the Proposals to be acted upon and indicates which Series' shareholders are solicited with respect to each Proposal.


           Proposal Number                    Series
           ---------------                    ------
                     1               All Series together
                     2               Prime, Treasury and Tax-Free, separately
                     3               Prime, Treasury and Tax-Free, separately
                     4               Prime, Treasury and Tax-Free, separately
                     5               Prime, Treasury and Tax-Free, separately
                     6               Prime, Treasury and Tax-Free, separately
                     7               Prime, Treasury and Tax-Free, separately
                     8               Prime, Treasury and Tax-Free, separately
                     9               Prime, Treasury and Tax-Free, separately


         If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy (the "Proxy") by mail, telephone or internet, allowing sufficient time for the Proxy to be received on or before 2:45 p.m. Eastern Time on Thursday, October 7, 1999. If your Proxy is properly returned, shares represented by it will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified on the Proxy with respect to a specific Proposal, the Proxy will be voted FOR the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

         The close of business on August 6, 1999, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On that date, the Fund had ________________ shares outstanding, consisting of _________________ shares of the Prime Series, _______________ shares of the Treasury Series and ______________ shares of the Tax-Free Series. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

         The expenses of the Special Meeting will be borne by ICC, except that the incremental costs associated with Proposals 3 through 9 will be borne by the Fund, and will include reimbursement to brokerage firms and others for expenses in forwarding Proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic, Internet or oral communication by employees and officers of ICC. Additional solicitation may be made by Shareholder Communications Corporation ("Shareholder Communications"), a solicitation firm located in New York, New York that has been engaged by the Fund to assist in proxy solicitation. [Payments by ICC and the Fund to Shareholder Communications for solicitation services are estimated to be $__________.]

         Upon Request, the Fund will furnish to shareholders, without charge, a copy of the Annual Report for its fiscal year ended March 31, 1999. The Annual Report of the Fund may be obtained by written request to the Fund, One South Street, Baltimore, Maryland 21202, or by calling (800) 553-8080.

         The Fund is registered as an open-end, diversified management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended. The Fund offers three Series of shares:
Prime Series, Treasury Series and Tax-Free Series. The Fund is advised by ICC, a wholly owned subsidiary of BT Alex. Brown Incorporated ("BT Alex. Brown") and an indirect subsidiary of Bankers Trust. Prior to June 4, 1999, ICC acted as the investment advisor to each of the Fund's Series pursuant to three separate Investment Advisory Agreements dated September 1, 1997 (the "Prior Advisory Agreements"). The Prior Advisory Agreements were arguably assigned and, therefore, terminated, by the Merger on June 4, 1999. Under an exemptive order issued by the Securities and Exchange Commission (the "SEC") on May 25, 1999, ICC has served as investment advisor since the closing date of the Merger pursuant to three new Investment Advisory Agreements (the "New Advisory Agreements") that are substantially identical to the Prior Investment Advisory Agreements. It is proposed that shareholders approve the New Advisory Agreements. (See Proposal 2, below.)


PROPOSAL 1:       To consider and act upon a proposal to elect a Board of
                  Directors of the Fund.

         At the Special Meeting, it is proposed that eight Directors be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of Richard R. Burt, Richard T. Hale, Joseph R. Hardiman, Louis E. Levy, Eugene
J. McDonald, Rebecca W. Rimel, Truman T. Semans, and Robert H. Wadsworth (each a "Nominee" and collectively the "Nominees"). All of the Nominees are currently members of the Board of Directors except for Messrs. Burt and Wadsworth. Messrs. Hale, Levy, McDonald and Semans and Ms. Rimel were last elected by a vote of shareholders on August 14, 1997. Mr. Hardiman was appointed by the Board of Directors to fill a vacancy on the Board and has not previously been elected by the shareholders. Messrs. James J. Cunnane and Carl W. Vogt are not seeking reelection and will resign from the Board effective upon the election of their successors. It is the intention of the Board that at least 75% of its members will be disinterested persons within the contemplation of Section 15(f) of the 1940 Act and will remain disinterested persons for at least three years after the Merger.

         The proposal to elect the Board of Directors is being presented for shareholder approval pursuant to requirements under the 1940 Act. Under the 1940 Act, Directors may not fill vacancies unless at least two-thirds of the Directors holding office after such vacancies are filled have been elected by the shareholders. The Special Meeting will provide the Board with operating flexibility by making it possible for the Board of Directors to fill vacancies that may occur in the future.

         Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

Information Regarding Nominees

         The following information is provided for each Nominee. As of May 31, 1999, the Directors and officers of the Fund as a group and the Nominees as a group beneficially owned an aggregate of less than 1% of any Series of the Fund.


                                                                                      Shares Beneficially
     Name and Position                    Business Experience During the Past           Owned as of May
      with the Fund          Age        Five Years (including all directorships)          31, 1999**         Percentage
      -------------          ---        ----------------------------------------                             ----------
Richard T. Hale*              54    Managing Director, Deutsche Asset                       ______               ***
                                    Director since 1989 Management, [_____
                                    -present]; Director and Chairman since 1997
                                    President, Investment Company Capital Corp.
                                    (registered investment advisor); Chartered
                                    Financial Analyst. Formerly, Managing
                                    Director, BT Alex. Brown, [___ - ___].
                                    Director of 10 funds in the Fund Complex.****

Richard R. Burt               52    Chairman, IEP Advisors, Inc.; Chairman of               ______               ***
Nominee                             the Board, Weirton Steel Corporation; Member
                                    of the Board, Archer Daniels Midland Company
                                    (agribusiness operations), Hollinger
                                    International Inc. (publishing) and
                                    Homestake Mining Company (mining and
                                    exploration); Director, Mitchell Hutchins
                                    family of funds (registered investment
                                    companies); Member, Textron Corporation
                                    International Advisory Council; and Partner,
                                    McKinsey & Company (consulting), 1991-1994.
                                    [Formerly, U.S. Chief Negotiator in
                                    Strategic Arms Reduction Talks (START) with
                                    former Soviet Union and U.S. Ambassador to
                                    the Federal Republic of Germany, 1985-1991.]
                                    Nominee for Director of 8 funds in the Fund
                                    Complex.

                                                                                      Shares Beneficially
     Name and Position                    Business Experience During the Past           Owned as of May
      with the Fund          Age        Five Years (including all directorships)          31, 1999**         Percentage
      -------------          ---        ----------------------------------------                             ----------
Joseph R. Hardiman            62    Private Equity Investor and Capital Markets             ______               ***
                                    Director since 1998 Consultant;
                                    Director, Wit Capital Group (registered
                                    broker dealer), The Nevis Fund (registered
                                    investment company) and Circon Corp.
                                    (medical instruments). Formerly, President
                                    and Chief Executive Officer, The National
                                    Association of Securities Dealers, Inc. and
                                    The NASDAQ Stock Market, Inc., 1987-1997;
                                    Chief Operating Officer of Alex. Brown &
                                    Sons Incorporated (now BT Alex. Brown
                                    Incorporated), 1985-1987; and General
                                    Partner, Alex. Brown & Sons Incorporated
                                    (now BT Alex. Brown Incorporated),
                                    1976-1985. Director of each fund in the Fund
                                    Complex.

Louis E. Levy                 66    Director, Kimberly-Clark Corporation                    ______               ***
  Director since 1994               (personal consumer products) and
                                    Household International (finance and
                                    banking); and Chairman of the Quality
                                    Control Inquiry Committee and American
                                    Institute of Certified Public Accountants.
                                    [Formerly, Trustee, Merrill Lynch Funds for
                                    Institutions, 1991-1993; Adjunct Professor,
                                    Columbia University-Graduate School of
                                    Business, 1991-1992; and Partner, KPMG Peat
                                    Marwick, retired 1990.] Director of each
                                    fund in the Fund Complex.

Eugene J. McDonald            67    President, Duke Management Company                      ______               ***
  Director since 1995               (investments); Executive Vice President,
                                    Duke University (education, research and
                                    health care); Executive Vice Chairman and
                                    Director, Central Carolina Bank & Trust
                                    (banking); and Director, Victory Funds
                                    (registered investment companies); Formerly,
                                    Director, AMBAC Treasurers Trust (registered
                                    investment company) and DP Mann Holdings
                                    (insurance). Director of each fund in the
                                    Fund Complex.

Rebecca W.  Rimel             48    President and Chief Executive Officer, The              ______               ***
  Director since 1995               Pew Charitable Trusts; Director and
                                    Executive Vice President, The Glenmede
                                    Trust Company.  Formerly, Executive
                                    Director, The Pew Charitable Trusts.
                                    Director of 11 funds in the Fund Complex.

                                                                                      Shares Beneficially
     Name and Position                    Business Experience During the Past           Owned as of May
      with the Fund          Age        Five Years (including all directorships)          31, 1999**         Percentage
      -------------          ---        ----------------------------------------                             ----------
Truman T.  Semans*            72    Vice Chairman, Brown Investment Advisory                ______               ***
  Director since 1995               & Trust Company (formerly, Alex. Brown
                                    Capital Advisory & Trust Company);
                                    Director, Investment Company Capital Corp.
                                    (registered investment advisor); and Virginia
                                    Hot Springs, Inc. (property management).
                                    Formerly, Managing Director, BT Alex.
                                    Brown Incorporated; Vice Chairman,
                                    Alex. Brown & Sons Incorporated (now
                                    BT Alex. Brown Incorporated).
                                    Director of 10 funds in the Fund Complex.

Robert H. Wadsworth           59    President, The Wadsworth Group, First Fund              ______               ***
Nominee                             Distributors, Inc. and Guinness Flight
                                    Investment Funds, Inc.; Director, The
                                    Germany Fund, Inc., The New Germany Fund,
                                    Inc., The Central European Equity Fund,
                                    Inc., and Deutsche Funds, Inc.; Trustee,
                                    Deutsche Portfolios; and Vice President,
                                    Professionally Managed Portfolios and
                                    Advisors Series Trust. Nominee for Director
                                    of 8 funds in the Fund Complex.

* Denotes an individual who is an "interested person" as defined in the 1940 Act.
** This information has been provided by each Nominee for Director of the Fund.
*** [As of May 31, 1999, the Nominees of the Fund as a group beneficially owned an aggregate of less than 1% of any Series of the Fund.]
**** The "Fund Complex" consists of 12 registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services for which ICC provides investment advisory or administrative services.

Compensation of Directors

         Each Director who is not an "interested person" within the meaning of the 1940 Act, as well as the Fund's President, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund and all of the funds in the Fund Complex for which he or she serves. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended March 31, 1999, Independent Directors' (defined below) fees attributable to the assets of the Fund totaled $[137,888]. Officers of the Fund, except the Fund's President, receive no direct remuneration in such capacity from the Fund. Officers of the Fund who are employees of BT Alex. Brown or its affiliates may be considered to have received remuneration indirectly. [Certain of the Fund's Independent Directors and Nominees [have agreed] [have been appointed] to serve as directors of other mutual funds managed by Deutsche Bank or its affiliates.]

         Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement and may defer a portion of their compensation from the Fund and the Fund Complex. Currently, the deferring Directors may select from among various funds in the Fund Complex and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in quarterly installments over a period of ten years.

         The aggregate compensation payable by the Fund to each of the Fund's Directors serving during the fiscal year ended March 31, 1999 is set forth in the compensation table below. The aggregate compensation payable to such Directors during the fiscal year ended March 31, 1999 by the Fund Complex is also set forth in the compensation table below.

                               COMPENSATION TABLE


                                                                                           Total
                                                                Pension or             Compensation
                                        Aggregate           Retirement Benefits      From the Fund and        Number of Funds in
                                       Compensation         Accrued as Part of         Fund Complex          Fund Complex for Which
                                         Payable                   Fund                 Payable to                  Director
       Name and Position              from the Fund              Expenses                Directors                   Serves
       -----------------              -------------             ----------               ---------                   ------
Richard T. Hale, Chairman(1)               $ 0                     $ 0                     $ 0                        10

Truman T. Semans, Director(1)              $ 0                     $ 0                     $ 0                        10

James J. Cunnane, Director               $25,427(2)                 (3)                   $39,000                     13(4)

Joseph R. Hardiman, Director(5)          $20,384                    (3)                   $29,250                     12(6)

John F. Kroeger, Director(7)             $24,230(2)                 (3)                   $36,750                     13(4)

Louis E. Levy, Director                  $30,300(2)                 (3)                   $46,500                     13(4)

Eugene J. McDonald, Director             $28,656(2)                 (3)                   $44,000                     13(4)

Rebecca W. Rimel, Director               $26,232(2)                 (3)                   $39,000                     12(4,6)

Carl W. Vogt, Director                   $25,982(2)                 (3)                   $39,000                     13(4,6)
-----------------

(1) Denotes an individual who is an "interested person" as defined in the 1940 Act.
(2) Of the amounts payable to Messrs. Cunnane, Levy, McDonald and Vogt and Ms. Rimel, $25,427, $23,250, $28,656, $25,982 and $25,823,
         respectively, were deferred pursuant to the Fund Complex's Deferred Compensation Plan.
(3) The Fund Complex has adopted a retirement plan for eligible Directors and the Fund's President as described below. The actuarially computed pension expense for the Fund for the fiscal year ended March 31, 1999 was $287,906.
(4)      One of these Funds ceased operations on July 29, 1998.
(5)      Appointed to the Board on September 27, 1998.
(6) Ms. Rimel receives and Messrs. Vogt and Hardiman received (prior to their appointment or election as Director to all of the funds in the Fund complex) proportionately higher compensation from each fund for which they serve as a Director.
(7)      Retired, effective September 27, 1998; Deceased on November 26, 1998.

         The Fund Complex has adopted a retirement plan (the "Retirement Plan") for the Fund's President and Directors who are not employees of the Fund, the Fund's investment advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned by such Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. The Plan has two Participants, a Director who retired effective December 31, 1994 and Mr. Woolf, the Fund's President, who retired as a Director effective December 31, 1996. These Participants have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned in his or her last year of service. The approximate credited years of service, shown in parentheses, for each Participant at December 31, 1998, are as follows: Messrs. Cunnane (4), Hardiman
(0), Levy (4), McDonald (6), Vogt (3), and Ms. Rimel (3).


                          Estimated Annual Benefits Payable By Fund Complex Upon Retirement
       Years of Service             Chairmen of Audit and Executive Committees              Other Participants
       ----------------             ------------------------------------------              ------------------
            6 years                                  $ 4,900                                     $ 3,900
            7 years                                  $ 9,800                                     $ 7,800
            8 years                                  $14,700                                     $11,700
            9 years                                  $19,600                                     $15,600
           10 years or more                          $24,500                                     $19,500

Meetings and Committees of the Board of Directors

         There were four regular meetings of the Board of Directors held during the fiscal year ended March 31, 1999. In such fiscal year, all incumbent Directors attended all of the meetings of the Board of Directors held during their respective terms.

         The Board of Directors has an Audit and Compliance Committee. The Audit and Compliance Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants. The Committee reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit and Compliance Committee during the fiscal year ended March 31, 1999, were Messrs. Levy (Chairman), Cunnane, Hardiman, McDonald and Vogt, and Ms. Rimel each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Kroeger was Chairman of the Audit and Compliance Committee until his retirement. If elected Messrs. Burt and Wadsworth will become members of the Audit and Compliance Committee. The Audit and Compliance Committee met four times during the fiscal year ended March 31, 1999. In such fiscal year, all incumbent members attended all of the meetings of the Audit and Compliance Committee held during their respective terms. The Chairman of the Audit and Compliance Committee receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of such fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.

         The Board of Directors has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors with respect to candidates for the Board of Directors. The members of the Nominating Committee during the fiscal year ended March 31, 1999, were Messrs. McDonald (Chairman), Cunnane, Hardiman, Levy and Vogt and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. If elected, Messrs. Burt and Wadsworth will become members of the Nominating Committee. The Nominating Committee met once during the fiscal year ended March 31, 1999. All incumbent members attended the meeting.

         The Board of Directors has a Compensation Committee. The Compensation Committee makes recommendations to the full Board of Directors with respect to the compensation of Directors. The members of the Compensation Committee during the fiscal year ended March 31, 1999, were Messrs. Cunnane (Chairman), Hardiman, Levy, McDonald and Vogt and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. If elected, Messrs. Burt and Wadsworth will become members of the Compensation Committee. The Compensation Committee did not meet during the fiscal year ended March 31, 1999.

         The Board of Directors has an Executive Committee. The Executive Committee makes recommendations to the full Board of Directors with respect to the renewal of the Fund's agreements with its service providers. The members of the Executive Committee are Messrs. McDonald (Chairman), Cunnane, Levy, Hardiman and Vogt and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. If elected, Messrs. Burt and Wadsworth will become members of the Executive Committee. The Chairman of the Executive Committee receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of such fee is allocated among all funds in the Fund Complex in proportion to their relative net assets. The Executive Committee was formed on September 28, 1998, and met twice during the fiscal year ended March 31, 1999. All incumbent members attended the meetings.

Board Approval of the Election of Directors

         At meetings of the Board of Directors held on March 30, 1999 and July 28, 1999, the Board of Directors recommended that shareholders vote FOR each of the Nominees for Director named herein. In recommending that shareholders elect the Nominees as Directors of the Fund, the Board considered the Nominees' experience and qualifications.

Shareholder Approval of the Election of Directors

         The Election of the Directors requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. If you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Directors are not approved by shareholders of the Fund, the Board of Directors will consider alternative nominations.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE
ELECTION OF THE DIRECTORS.                                               ---


PROPOSAL 2:       To approve a new Investment Advisory Agreement between the
                  Fund and Investment Company Capital Corp. with respect to each Series

General Information

         ICC is the Fund's investment advisor with respect to each Series. ICC is an indirect, wholly owned subsidiary of Bankers Trust. On November 30, 1998, Bankers Trust, Deutsche Bank AG and Circle Acquisition Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Circle Acquisition Corporation, a wholly owned, New York subsidiary of Deutsche Bank, merged with and into Bankers Trust on June 4, 1999, with Bankers Trust continuing as the surviving entity. Under the terms of the Merger, each outstanding share of Bankers Trust common stock was converted into the right to receive $93 in cash, without interest.

         As a result of the Merger, Bankers Trust became a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, mutual fund management companies, mortgage banks, a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies. At March 31, 1999, the Deutsche Bank Group had total assets of U.S. $727 billion. The Deutsche Bank Group's capital and reserves at March 31, 1999 were U.S. $19.6 billion. Since the Merger, Bankers Trust, ICC and along with their affiliates, have continued to offer the same range of financial products and services, including investment advisory services, that they offered prior to the Merger.

         The Merger on June 4, 1999 may have resulted in an assignment, and therefore a termination, of the Prior Advisory Agreements under the 1940 Act. In anticipation of the

Merger, the Directors of the Fund, including the Directors who are not (i) parties to the New Advisory Agreement or (ii) interested persons of any such party (the "Independent Directors"), unanimously approved the New Advisory Agreements (attached as Exhibit A, B and C) on March 30, 1999. Each New Advisory Agreement is identical to its corresponding Prior Advisory Agreement, except for the dates of execution, effectiveness and initial term.

         On May 25, 1999, ICC was granted an exemptive order (the "Exemptive Order") by the SEC permitting implementation, without obtaining prior shareholder approval, of the New Advisory Agreements during an interim period commencing on the date of the closing of the Merger and continuing, for a period of up to 150 days, through the date on which the New Advisory Agreements are approved by the shareholders of each Series (the "Interim Period"). Under the terms of the Exemptive Order, ICC is allowed to receive advisory fees during the Interim Period pursuant to the New Advisory Agreements. In accordance with the Exemptive Order, the advisory fees charged to the Fund and paid to ICC under the New Advisory Agreements have been held in an interest-bearing escrow account and the Fund expects to continue to deposit these fees in such account until shareholder approval of the New Advisory Agreements has been obtained. If a New Advisory Agreement is not approved by the shareholders of a Series by the expiration of the Interim Period, the fees held in escrow with respect to that Series will be remitted to the Fund. As of [____], 1999, the amount escrowed totaled $[____].

         ICC does not anticipate that the Merger will result in any reduction in the quality of services now provided to the Series. Nor does ICC anticipate that the Merger or will have any adverse effect on its ability to fulfill its obligations under the New Advisory Agreements or to operate its business in a manner consistent with past business practices.

The Prior Advisory Agreements

         Prior to June 4, 1999, ICC served as investment advisor to the Series pursuant to Prior Advisory Agreements dated September 1, 1997. Each Prior Advisory Agreement was initially approved by the shareholders on August 14, 1997. The Prior Advisory Agreements were last approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 29, 1998.

The New Advisory Agreements

          Other than the dates of execution, effectiveness and initial term, each New Advisory Agreement is identical to its corresponding Prior Advisory Agreement. The terms of the New Advisory Agreements are summarized below and are qualified by reference to Exhibits A, B and C.

         Advisory Fees. The investment advisory fee as a percentage of net assets payable by the Fund under each New Advisory Agreement will be the same as it was under the corresponding Prior Advisory Agreement. If the investment advisory fees under the New Advisory Agreements had been in effect for the Fund's most recently completed fiscal year, ICC would have received the same compensation as it received under the Prior Advisory Agreements.

         The New Advisory Agreements. The New Advisory Agreements provide that the Advisor, in return for its fee, will (a) supervise and manage all aspects of the Series' operations; (b) formulate and implement continuing programs for the purchase and sale of securities, consistent with the investment objective and policies of the Series; (c) provide the Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (d) provide the Series with, or obtain for it, adequate office space and all necessary office equipment and services; (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Series, and whether concerning the individual issuers whose securities are included in the Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Series; (f) determine which issuers and securities shall be represented in the Series and regularly report thereon to the Fund's Board of Directors; (g) take all actions necessary to carry into effect the Fund's purchase and sale programs with respect to the Series; (h) supervise the operations of the Series' transfer and dividend disbursing agent; (i) provide the Series with such administrative and clerical services for the maintenance of certain shareholder records as are deemed advisable by the Fund's Board of Directors; and (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy materials, tax returns, reports to the Series' shareholders and reports to and filings with the SEC and state Blue Sky authorities which may be required of the Series. Subject to the approval of the Board and the Series' shareholders, the Advisor may delegate certain of its duties enumerated above to a sub-advisor.

         Under the Prime Series' New Advisory Agreement, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of the amount over $3.5 billion. The Prime Series pays its portion of the foregoing fee based on the proportion of its net assets relative to the Fund's net assets. In addition, the Fund pays ICC a fee with respect to the Prime Series, calculated daily and paid monthly, at the annual rate of 0.02% of the Prime Series' average daily net assets. The Advisor may, from to time, voluntarily waive a portion of its advisory fee with respect to the Prime Series to preserve or enhance the performance of the Prime Series.

         Under the Treasury Series' New Advisory Agreement, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at an annual rate of 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of the amount over $3.5 billion. The Treasury Series pays its portion of the foregoing fee based on the proportion of its net assets relative to the Fund's net assets. The Advisor may, from time to time, voluntarily waive a portion of its advisory fee with respect to the Treasury Series to preserve or enhance the performance of the Treasury Series.

         Under the Tax-Free Series' New Advisory Agreement, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at an annual rate of 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of the amount over $3.5 billion. The Tax-Free Series pays its portion of the foregoing fee based on the proportion of its net assets relative to the Fund's net assets. In addition, the Fund pays ICC a fee with respect to the Tax-Free Series, calculated daily and paid monthly, at the annual rate of 0.03% of the Tax-Free Series' average daily net assets. The Advisor may, from time to time, voluntarily waive a portion of its advisory fee with respect to the Tax-Free Series to preserve or enhance the performance of the Tax-Free Series.

         The New Advisory Agreements provide that the Advisor will furnish, subject to compliance with applicable banking regulations, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. The Fund assumes and pays all other expenses of the Series, including, without limitation, the Series' allowable portion of the following expenses: payments to the Fund's distributor under the Series' plans of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         The services of the Advisor are not to be deemed exclusive, and the Advisor is free to render investment advisory and corporate administrative or other services to others (including other investment companies), and to engage in other activities, so long as its services under the agreement are not impaired thereby. The Advisor's officers or directors may serve as officers or directors of the Fund, and the Fund's officers or directors may serve as officers or directors of the Advisor, to the extent permitted by law.

         Following the expiration of its initial two-year term, the New Advisory Agreements will continue in full force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the Series' outstanding voting securities, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

         The New Advisory Agreements may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors, by vote of a majority of a Series' outstanding voting securities or by the Advisor. The agreement automatically terminates in the event of its assignment.

         The New Advisory Agreements obligate the Advisor to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but the Advisor is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under the agreement.

         Board Considerations. The Board held a meeting on March 30, 1999, at which the Board, including the Independent Directors, unanimously approved the New Advisory Agreements and recommended the New Advisory Agreements for approval by shareholders. In evaluating the New Advisory Agreements, the Board based its determination primarily on its conclusion that there would be a high degree of continuity of services to the Fund and took into account that each Prior Advisory Agreement is substantially identical to its corresponding New Advisory Agreement, including the terms relating to the services to be provided thereunder by ICC and the fees and expenses payable by the Fund.

         The Board was assured on behalf of Bankers Trust and Deutsche Bank that they intend to comply with the requirements of Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor that results in an assignment so long as two conditions are met:

         1. For a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired advisor or the acquiror (Bankers Trust and Deutsche Bank, respectively, in this case). The Fund would be in compliance with this provision of Section 15(f).

         2. An "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the Merger whereby the investment advisor, or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Bankers Trust and Deutsche Bank are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Merger. Bankers Trust and Deutsche Bank have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Merger.

         The Board also considered the terms of the Merger and the possible effects of the Merger upon ICC's organization and upon the ability of ICC to provide advisory services to the Fund. The Board considered the skills and capabilities of ICC in this regard and the representations of Bankers Trust and Deutsche Bank that no material change was planned in the current management or facilities of ICC.

         The Board was also informed of the resources of Deutsche Bank that could be made available to the Advisor and the Fund. Although the Board focused primarily on the continuity of services to the Fund, the Directors did consider Deutsche Bank's experience as advisor and service provider to two families of U.S. mutual funds as well as numerous non-U.S. mutual funds.

         The Board also considered other effects on the Fund of ICC becoming an affiliated person of Deutsche Bank. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Deutsche Bank. For example, absent exemptive relief, the Fund will be prohibited from entering into securities transactions in which Deutsche Bank acts as a principal. Currently the Fund is prohibited from entering into only those transactions in which Bankers Trust acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Deutsche Bank is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Bankers Trust is acting as an underwriter. In this connection, management of the Advisor represented to the Board that it does not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

         The Board also considered that the costs of the Special Meeting, insofar as they apply to approval of the New Advisory Agreements, would be borne by the Advisor.

         After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Independent Directors, unanimously approved the New Advisory Agreements and voted to recommend each for approval by shareholders.

         Additional Information. On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. [ICC became a subsidiary of Bankers Trust after these events took place.] Pursuant to its agreement with the U.S. Attorney's office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory and management activities provided by ICC to the Series.

         As a result of the plea, absent an order from the SEC, ICC would not be able to continue as Advisor. The SEC has granted Bankers Trust a temporary order under Section 9(c) of the 1940 Act to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the 1940 Act, has filed an application for a permanent order. On May 7, 1999, the SEC extended the temporary order under Section 9(c) of the Act until the SEC takes final action on the application for a permanent order or, if earlier, November 8, 1999. However, there is no assurance that the SEC will grant a permanent order. If the SEC refuses to grant a permanent order, shareholders will receive supplemental proxy materials requesting approval to release any amounts held in escrow up to the time of the refusal and such other action as deemed appropriate by the Board.

Investment Company Capital Corp.

         ICC is a registered investment advisor that had under management as of June 30, 1999 approximately $10 billion, including assets of the Fund and the assets of ICC's other clients. ICC is a wholly owned subsidiary of BT Alex. Brown and an indirect, wholly owned subsidiary of Bankers Trust. The principal address of ICC and BT Alex. Brown is One South Street, Baltimore, Maryland, 21202 and the principal address of Bankers Trust is 130

Liberty Street, New York, New York, 10006. Bankers Trust is a wholly owned subsidiary of Deutsche Bank. The principal address of Deutsche Bank is Deutsche Bank Aktiengesellschaft, Taunusalage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

         The following information is provided for each Director and the principal executive officer of ICC.

                Directors and Principal Executive Officer of ICC

           Name and Position
           with the Advisor                            Address                           Principal Occupation
           ----------------                            -------                           --------------------
Richard T. Hale                         One South Street                        Managing Director,
         Director and President         Baltimore, Maryland 21202               Deutsche Asset Management

Margaret-Mary V. Preston                One South Street                        Managing Director,
         Director                       Baltimore, Maryland 21202               BT Alex. Brown
                                                                                Incorporated

Mayo A. Shattuck III                    One South Street                        President, Chief Operating Officer
         Director                       Baltimore, Maryland 21202               and Director,
                                                                                BT Alex. Brown
                                                                                Incorporated

Truman T. Semans                        Furness House                           Vice Chairman,
         Director                       19 South Street                         Brown Investment Advisory &
                                        Baltimore, Maryland 21202               Trust Company

         For the fiscal year ended March 31, 1999, the Fund paid ICC an aggregate fee of $14,541,722 for advisory services. For such fiscal year, the Fund also paid ICC aggregate fees of $2,644,584 for transfer agency services provided to the Fund and $439,878 for accounting services provided to the Fund. For the same period, the Fund paid $604,985 to Bankers Trust Company for custody services provided to the Fund.

         ICC does not provide investment advisory services to any other funds with investment objectives similar to the Fund.

         As of June 4, 1999, to the Fund management's knowledge as provided by the Directors and officers of the Fund, the following Directors and officers of the Fund beneficially owned shares of Bankers Trust that were converted into the right to receive $93 per share in cash, without interest, pursuant to the terms of the Merger. [Mr. Hale, Chairman and a Director of the Fund and President and a Director of ICC, beneficially owned ______ shares of Bankers Trust. Mr. Semans, a Director of the Fund and a Director of ICC, beneficially owned ______ shares of Bankers Trust. Charles A. Rizzo, Treasurer of the Fund and a Vice President of ICC, beneficially owned ___ shares of Bankers Trust.] [Disclose any substantial interest of officers/Directors/Nominees in Deutsche Bank].

Shareholder Approval of the New Advisory Agreements

         Approval of each New Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of the corresponding Series. In the event that shareholders of a Series do not approve that Series' New Advisory Agreement, the Board will take such action as it deems in the best interest of the Series and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Advisory Agreement.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH SERIES VOTE FOR APPROVAL OF ITS NEW ADVISORY AGREEMENT.


PROPOSAL 3.       To eliminate each Series' fundamental investment policy
                  concerning investments in companies for the purposes of exercising control or management.

         At the Special Meeting, the shareholders of each Series will vote separately regarding the elimination of each Series' fundamental investment policy with respect to investing in companies for control purposes. Currently, each Series has a fundamental investment policy stating that:

         No Series will buy common stocks or voting securities or invest in companies for the purpose of exercising control or management.

         If shareholders approve, this policy will be eliminated.

         The primary purpose of this proposal is to remove each Series' fundamental investment policy regarding investment for control purposes in light of current law and regulatory interpretations. This policy was initially adopted to comply with state regulatory requirements, which have been eliminated as a result of federal legislation. Because the Fund does not invest in voting securities of companies, it is unlikely that a Series would invest in a company for the purposes of exercising control. However, the Directors are requesting approval of the Proposal in order to eliminate an unnecessary policy and are doing so at this time in order to take advantage of the fact that the Fund is holding a shareholder meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH SERIES VOTE FOR THE ELIMINATION OF EACH SERIES' FUNDAMENTAL INVESTMENT POLICY CONCERNING INVESTMENTS IN COMPANIES FOR THE PURPOSES OF EXERCISING CONTROL OR MANAGEMENT.

PROPOSAL 4.       To eliminate each Series' fundamental investment policy
                  concerning pledging, mortgaging or hypothecating assets.

         At the Special Meeting, the shareholders of each Series will vote separately regarding the elimination of each Series' fundamental investment policy with respect to pledging, mortgaging, or hypothecating assets. Currently, each Series has a fundamental investment policy stating that:

         No Series will mortgage, pledge, or hypothecate any assets except to secure permitted borrowings and reverse repurchase agreements and then only in an amount up to 15% of the value of a Series' total assets at the time of borrowing or entering into a reverse repurchase agreement.

         If shareholders approve, this policy will be eliminated.

         The primary purpose of this Proposal is to remove each Series' fundamental investment policy on pledging, mortgaging or hypothecating assets in light of current law and regulatory changes. This policy was initially adopted to comply with state regulatory requirements, which have been eliminated as a result of federal legislation. The Series will continue to operate under current legal limitations on borrowing and the elimination of this policy is not expected to significantly affect the way the Series are managed or the way securities or instruments are selected for the Series. However, the Directors are requesting approval of the Proposal to eliminate an unnecessary policy and are doing so at this time in order to take advantage of the fact that the Fund is holding a shareholder meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH SERIES VOTE FOR THE ELIMINATION OF EACH SERIES' FUNDAMENTAL INVESTMENT POLICY CONCERNING PLEDGING, MORTGAGING OR HYPOTHECATING ASSETS.


PROPOSAL 5.       To eliminate each Series' fundamental investment policy
                  concerning investment in securities of other investment companies.

         At the Special Meeting, the shareholders of each Series will vote separately regarding the elimination of each Series' fundamental investment policy concerning investment in the securities of other investment companies. Currently, each Series has a fundamental investment policy stating that:

         No Series will acquire for value the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         If shareholders approve, this policy will be eliminated.

         The primary purpose of this Proposal is to remove each Series' fundamental investment policy on investing in the securities of other investment companies in light of current law and regulatory changes. This policy was initially adopted to comply with state regulatory requirements, which have been eliminated as a result of federal legislation. The Directors believe that removing this policy will provide the Series with increased flexibility in making investment decisions.

         If the Proposal is approved, each Series may invest in securities of investment companies, subject to the limitations of the 1940 Act and the Series' investment objectives and policies. The ability of mutual funds, such as the Series, to invest in other investment companies is restricted by the 1940 Act, and the rules and regulations thereunder. Under these rules and regulations, a Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Series owns more than 3% of the total voting stock of the other company, securities issued by one investment company represent more than 5% of a Series' total assets, or securities issued by all investment companies represent more than 10% of the total assets of a Series. In addition, money market funds, such as the Series, must comply with the requirements of Rule 2a-7 under the 1940 Act which also may limit the Series' ability to invest in securities of investment companies.

         The elimination of this policy is not expected to significantly affect the way the Series are managed or the way securities or instruments are selected for a Series. However, the Directors are requesting approval of the Proposal in order to eliminate an unnecessary policy and are doing so at this time in order to take advantage of the fact that the Fund is holding a shareholder meeting.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH SERIES VOTE FOR THE ELIMINATION OF EACH SERIES' FUNDAMENTAL INVESTMENT POLICY CONCERNING INVESTMENT IN SECURITIES OF OTHER INVESTMENT COMPANIES.


PROPOSAL 6:       To eliminate each Series' fundamental investment policy
                  concerning short sales, purchasing securities on margin, and investing in puts and calls and modifying each Series' policy on commodities.

         At the Special Meeting, the shareholders of each Series will vote separately regarding the elimination of each Series' fundamental investment policy with respect to short sales, purchasing securities on margin, and investing in puts and calls and the modification of each Series' policy on commodities. Currently, each Series has a fundamental investment policy stating that:

         No Series will purchase or sell commodities or commodity futures contracts, purchase securities on margin, make short sales or invest in puts and calls.

         If shareholders approve, each Series fundamental investment policy would state that:

         No Series will purchase or sell commodities or commodities contracts, provided that each Series may invest in financial futures and options on such futures.

         The primary purpose of this Proposal is to eliminate each Series' fundamental investment policies on short sales, purchasing securities on margin, and investing in puts and calls and to modify each Series' policy on commodities in light of current law and regulatory changes. These policies were initially adopted primarily to comply with state regulatory requirements, which have been eliminated as a result of federal legislation. The 1940 Act requires the Fund to have a policy with respect to commodities. The modified policy contained in the Proposal will satisfy the 1940 Act without imposing unnecessary investment restrictions. Currently, pursuant to the requirements of Rule 2a-7 under the 1940 Act, no Series engages in short sales or margin sales or invests in puts, calls, futures or options on futures. As a result, the elimination of each Series' policies on short sales, margin sales, puts and calls, and the modification of each Series policy on commodities to permit investments in futures and related options is not expected to significantly affect the way the Series are managed or the way securities or instruments are selected for the Series. However, Directors are requesting approval of the Proposal to eliminate several unnecessary investment policies and is doing so at this time to take advantage of the fact that the Fund is holding a shareholder meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH SERIES VOTE FOR THE ELIMINATION OF EACH SERIES' FUNDAMENTAL INVESTMENT POLICY CONCERNING SHORT SALES, PURCHASING SECURITIES ON MARGIN, AND INVESTING IN PUTS AND CALLS AND MODIFYING EACH SERIES' POLICY ON COMMODITIES.


PROPOSAL 7:       To eliminate each Series' fundamental investment policy
                  concerning purchases of oil, gas, or mineral interests.

         At the Special Meeting, the shareholders of each Series will vote separately regarding the elimination of each Series' fundamental investment policy with respect to purchasing oil, gas or mineral interests. Currently, each Series has a fundamental investment policy stating that:

         No Series will purchase oil, gas or mineral interests (a Series may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting, and marketing of oil, gas or minerals).

         If shareholders approve, this policy will be eliminated.

         The primary purpose of this Proposal is to remove each Series' fundamental investment policy regarding purchases of oil, gas or mineral interests. This policy was initially adopted to comply with state regulatory requirements, which have been eliminated as a result of federal legislation. The Series have no present intention to invest directly in oil, gas or mineral interests. Further, pursuant to the requirements of Rule 2a-7 under the 1940 Act, the Series are not permitted to directly invest in oil, gas or mineral interests. However, the Directors are requesting approval of the Proposal in order to eliminate an unnecessary policy and are doing so at this time in order to take advantage of the fact that the Fund is holding a Shareholder meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH SERIES VOTE FOR THE ELIMINATION OF EACH SERIES' FUNDAMENTAL INVESTMENT POLICY CONCERNING PURCHASES OF OIL, GAS, OR MINERAL INTERESTS.


PROPOSAL 8.       To modify each Series' fundamental investment policy
                  concerning borrowing.

         At the Special Meeting, the shareholders of each Series will vote regarding the modification of each Series' fundamental investment policy on borrowing. Currently, each Series has a fundamental investment policy stating that:

         No Series will borrow money or issue senior securities except that (i) any Series may borrow money from banks for temporary purposes in amounts up to 10% of the value of such Series' total assets at the time of borrowing, provided that any such borrowings are repaid prior to the purchase of additional portfolio securities; (ii) the Prime Series may enter into reverse repurchase agreements in accordance with its investment program and (iii) any Series may enter into commitments to purchase securities in accordance with its investment program.

         If shareholders approve the Proposal, each Series' fundamental investment policy would state that:

         No Series will borrow money or issue senior securities except that (i) any Series may borrow money for temporary purposes in amounts up to 10% of the value of such Series' total assets at the time of borrowing;
         (ii) the Prime Series may enter into reverse repurchase agreements in accordance with its investment program and (iii) any Series may enter into commitments to purchase securities in accordance with its investment program.

         The primary purpose of this proposal is to modify the Fund's fundamental investment policy on borrowing to provide each Series with increased investment flexibility. The 1940 Act requires all mutual funds to adopt a fundamental investment policy regarding borrowing. The Proposal will permit each Series to meet its regulatory requirements under the 1940 Act, while allowing each Series increased flexibility in making investment decisions. Under its current policy, each Series may borrow only from banks. If the Proposal is approved, each Series could borrow from institutions other than banks, to the extent permitted by law. This modification of the Series' policies on borrowing is not expected to significantly affect the way the Series are managed or the way securities or instruments are selected for the Series. However, the Directors are requesting approval of this policy to provide the Series with increased investment flexibility and they are doing so at this time to take advantage of the fact that the Fund is holding a shareholder meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH SERIES VOTE FOR THE MODIFICATION OF EACH SERIES' FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.

PROPOSAL 9.       To modify each Series' fundamental investment policy
                  concerning loans.

         At the Special Meeting, the shareholders of the Series will vote regarding the modification of the Series' fundamental investment policy on loans. Currently, each Series has a fundamental investment policy stating that:

         No Series will lend money or securities except to the extent that a Series' investments may be considered loans.

         If shareholders approve, each Series' fundamental investment policy would state that:

         No Series will make loans, except that the Series may purchase or hold debt instruments in accordance with its investment objectives and policies, and may loan portfolio securities and enter into repurchase agreements.

         The primary purpose of this Proposal is to modify the Series' fundamental investment policy concerning loans to permit each Series to engage in securities lending. The 1940 Act requires all funds to adopt a fundamental investment policy regarding loans. The Proposal will permit each Series to meet its regulatory requirements under the 1940 Act, while permitting the Series increased investment flexibility to loan its portfolio securities. If the proposal is approved, each Series would be able to lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purposes of increasing its investment income. Any such loan would be secured by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. Securities lending may subject the Series to the risk of delay in recovering the loaned securities or a loss of rights in the collateral should the borrower fail financially.

         The Proposal would also make clear that each Series can enter into repurchase agreements. Repurchase agreements are transactions in which the Series purchases a security and simultaneously commits to resell the security to the seller (a bank or broker-dealer) at a mutually agreed upon date and time. Repurchase agreements may be viewed as a fully collateralized loan of money by the Series to the seller.

         This modification of the Series' policies on loans is not expected to significantly affect the way the Series are managed or the way securities or instruments are selected for the Series. However, the Directors are requesting approval of this policy to provide the Series with increased investment flexibility and they are doing so at this time to take advantage of the fact that the Fund is holding a shareholder meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH SERIES VOTE FOR THE MODIFICATION OF EACH SERIES' FUNDAMENTAL INVESTMENT POLICY CONCERNING LOANS.

ADDITIONAL INFORMATION

Directors and Executive Officers

         Information about the Fund's current Directors and principal executive officers, is set forth below. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown or its affiliates.


                                                                                    Shares
                                              Business Experience                Beneficially
     Name and Position                    During the Past Five Years,            Owned as of
       With the Fund         Age          including all Directorships            May 31, 1999       Percentage
       -------------         ---          ---------------------------            ------------       ----------
James J. Cunnane             61   Managing Director, CBC Capital (merchant          ______              **
 Director since 1994              banking), 1993-Present; Director, Net.World
                                  (telecommunications), 1998-Present.
                                  Director of each fund in the Fund Complex.

Richard T. Hale*             54   See "Information Regarding Nominees."             ______              **
 Director since 1989
 Chairman since 1997

Joseph R. Hardiman           62   See "Information Regarding Nominees."             ______              **
 Director since 1998

                                                                                    Shares
                                              Business Experience                Beneficially
     Name and Position                    During the Past Five Years,            Owned as of
       With the Fund         Age          including all Directorships            May 31, 1999       Percentage
       -------------         ---          ---------------------------            ------------       ----------
Louis E. Levy                66   See "Information Regarding Nominees."             ______              **
 Director since 1994

Eugene J. McDonald           67   See "Information Regarding Nominees."             ______              **
 Director since 1992

Rebecca W. Rimel             48   See "Information Regarding Nominees."             ______              **
 Director since 1995

Truman T. Semans*            72   See "Information Regarding Nominees."             ______              **
 Director since 1995

Carl W. Vogt, Esq.           63   Senior Partner, Fulbright & Jaworski L.L.P.       ______              **
 Director since 1996              (law); Director, Yellow Corporation (trucking)
                                  and American Science & Engineering (x-ray
                                  detection equipment).  Formerly, Chairman and
                                  Member, National Transportation Safety Board;
                                  Director, National Railroad Passenger
                                  Corporation (Amtrak); and Member, Aviation
                                  System Capacity Advisory Committee (Federal
                                  Aviation Administration).  Director of each
                                  fund in the Fund Complex.

Harry Woolf                  76   Professor-at-Large Emeritus, Institute for        ______              **
 President since 1997             Advanced Study; Director, ATL and Spacelabs
                                  Medical Corp. (medical equipment), Family
                                  Health International (non-profit research and
                                  education) and Research America (non-profit
                                  medical research). Formerly, Trustee, Reed
                                  College (education) and Rockefeller
                                  Foundation; and Director, Merrill Lynch Cluster
                                  C Funds and Flag Investors/ISI and Deutsche
                                  Banc Alex. Brown Cash Reserve Fund, Inc.
                                  Fund Complex (registered investment
                                  companies).

Amy M. Olmert                36   Vice President, BT Alex. Brown                    ______              **
 Secretary since 1997             Incorporated, 1997-Present.  Formerly, Senior
                                  Manager, Coopers & Lybrand L.L.P. (now
                                  PricewaterhouseCoopers LLP), 1988-1997.


[Charles Rizzo]              [ ]  [Insert Bio]                                      ______              **
 Treasurer since 1999

Tracie E. Richter            31   Vice President, Morgan Grenfell Inc.;             ______              **
 Assistant Secretary since        Treasurer and Chief Financial
 1999                             Officer, Morgan Grenfell Investment Trust.
                                  Formerly, Tax Associate, Goldman Sachs Asset
                                  Management, 1993-1996 and Vice President,
                                  Bankers Trust Company, 1996-1998.

                                                                                    Shares
                                              Business Experience                Beneficially
     Name and Position                    During the Past Five Years,            Owned as of
       With the Fund         Age          including all Directorships            May 31, 1999       Percentage
       -------------         ---          ---------------------------            ------------       ----------
Daniel O. Hirsch             [ ]  [Insert Bio]                                      ______              **
 Assistant Secretary since
 1999

----------

*Denotes an individual who is an "interested person" as defined in the 1940 Act. **As of May 31, 1999 the Directors and officers of the Fund as a group (12 or 13 persons) beneficially owned an aggregate of less than 1% the Fund.

Investment Advisor

         See "Investment Company Capital Corp." on page ___ for additional information concerning the Advisor.

Principal Underwriter

         ICC Distributors, Inc., located at Two Portland Square, Portland, Maine, 04104, acts as the Fund's principal underwriter.

Portfolio Transactions

         In the fiscal year ended March 31, 1999, the Fund paid no brokerage commissions to BT Alex. Brown Incorporated or its affiliates.

Independent Accountants

         A majority of the Fund's Board of Directors who are not "interested persons" of the Fund have selected PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending March 31, 2000. A representative of PricewaterhouseCoopers LLP will be available by telephone during the Special Meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.

Beneficial Owners

         To the knowledge of fund management, as of the Record Date, the following was a beneficial owner of 5% or more of the outstanding shares of a Series of the Fund.


                                 Amount of Beneficial    Percent of Total Shares
Name and Address                      Ownership                Outstanding
----------------                      ---------                -----------

[To be provided]

Submission of Shareholder Proposals

         The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

         Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new Investment Advisory Agreement or other matters requiring shareholder action under the 1940 Act.

         A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors. Upon written request by ten or more shareholders, who have been shareholders for at least six months and who hold shares constituting at least 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Director, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

         Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund 60 days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of the shareholders be held for the purpose of considering the removal of a Director from office and, if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Required Vote

         Approval of Proposal 1 requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. Approval of Proposals 2 through 9 requires the affirmative vote of a majority of the outstanding voting securities of each Series of the Fund, voting separately. As defined in the 1940 Act, the vote of a "majority of the outstanding voting securities" of a Series means the vote of (i) 67% or more of the applicable Series' outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of that Series are present or represented by proxy, or
(ii) more than 50% of that Series' outstanding shares, whichever is less.

         Abstentions and "broker non-votes" will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against Proposals 2 through 9. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to Proposals 1 and 2 when they have not received instructions from beneficial owners.

Other Matters

         No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS ACCOMPANYING YOUR PROXY CARD.

                                                      By Order of the Directors,



                                                      Amy M. Olmert



Dated:  [          ], 1999

                                                                       EXHIBIT A

                      FORM OF INVESTMENT ADVISORY AGREEMENT
        DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC. - PRIME SERIES


             THIS AGREEMENT is made as of the ____________________ day of ______________________________, 1999 by and between DEUTSCHE BANC ALEX. BROWN
CASH RESERVE FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), with respect to the following recital of fact:

             WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

             WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

             WHEREAS, the Fund's Articles of Incorporation authorize the Board of Directors of the Fund to classify or reclassify authorized but unissued shares of the Fund; and

             WHEREAS, the Fund's Board of Directors has authorized the issuance of three series of shares with a par value of $.001 representing interests in three portfolios: the Prime Series, the Treasury Series and the Tax-Free Series (each of the existing portfolios and any portfolios hereafter added shall be referred to collectively as the "Series"); and

             WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund's Prime Series (the "Prime Series") on the terms and conditions hereinafter set forth;

             NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

             1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor to the Prime Series. The Advisor shall manage the Prime Series' affairs and shall supervise all aspects of the Prime Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Prime Series' assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Prime Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

             2. Duties of Investment Advisor. In carrying out its obligations under section 1 hereof, the Advisor shall:

                (a) supervise and manage all aspects of the Prime Series' operations;

                (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Prime Series;

                (c) provide the Prime Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

                (d) provide the Prime Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

                (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Prime Series, and whether concerning the individual issuers whose securities are included in the Prime Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Prime Series;

                (f) determine which issuers and securities shall be represented in the Prime Series and regularly report thereon to the Fund's Board of Directors;

                (g) take all actions necessary to carry into effect the Fund's purchase and sale programs with respect to its Prime Series;

                (h) supervise the operations of the Prime Series' transfer and dividend disbursing agent;

                (i) provide the Prime Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and,

                (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Prime Series and reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities, which may be required for the Prime Series.

             3. Broker-Dealer Relationship. In the event that the Advisor is responsible for decisions to buy and sell securities for the Prime Series, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Prime Series' transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Prime Series on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Prime Series. The Advisor is further authorized to allocate the orders placed by it on behalf of the Prime Series to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

             4. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Prime Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

             5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

                (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

                (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and 1940 Act;

                (c) the provisions of the Articles of Incorporation, as amended;

                (d) the provisions of the By-laws of the Fund, as amended; and

                (e) any other applicable provisions of state and federal law.

             6. Expenses. The expenses connected with the Prime Series shall be allocable between the Fund and the Advisor as follows:

                (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

                (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Prime Series, including, without limitation, the Prime Series' allocable portion of the following expenses: payments to the Fund's distributor under the Prime Series' plans of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

             7. Delegation of Responsibilities.

                (a) Subject to the approval of the Board of Directors and shareholders of the Prime Series, the Advisor may delegate to a sub-advisor certain of its duties enumerated in section 2 hereof provided that the Advisor shall continue to supervise the performance of any such sub-advisor. The Advisor shall not be responsible for any such sub-advisor's performance under a sub-advisory agreement.

                (b) Subject to the approval of the Board of Directors and, to the extent required by the 1940 Act, shareholders of the Prime Series, the Advisor may delegate to any company that it controls, is controlled by, or is under common control with (or to more than one such company), or to specified employees of any such companies, certain of its duties enumerated in Section 2 hereof provided that the Advisor shall continue to supervise the performance of any such company and shall regularly report thereon to the Fund's Board of Directors.

                (c) The Advisor may, but shall not be under any duty to, perform services on behalf of the Prime Series which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Prime Series and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Prime Series nor obligate the Advisor to pay or assume any similar Prime Series' expenses on any subsequent occasions.

             8. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Prime Series shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to
 .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets, .23% of the next $1 billion of the Fund's aggregate average daily net assets and .22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; (2) applying to this amount a fraction equal to the net assets of the Prime Series divided by the net assets of the Fund; and (3) adding an amount calculated daily and paid monthly, at the annual rate of .02% of the
Prime Series' average daily net assets.

             Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

             9. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

             10. Term. This Agreement shall become effective at the close of business on the date hereof and shall continue in force and effect, subject to section 12 hereof, for two years from the date hereof.

             11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

                (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Prime Series (as defined in Section 2(a) (42) of the 1940 Act), and

                (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

             12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Prime Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in
Section 2(a)(4) of the 1940 Act.

             13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

             14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Advisor for this purpose shall be One South Street, Baltimore, Maryland 21202.

             15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.


                                          DEUTSCHE BANC ALEX. BROWN CASH RESERVE
                                          FUND,  INC.



Attest:                                    By __________________________________
                                              Name:
_____________________                         Title:





                                          INVESTMENT COMPANY CAPITAL CORP.



Attest:                                    By __________________________________
                                              Name:
_____________________                         Title:

                                                                       EXHIBIT B


                      FORM OF INVESTMENT ADVISORY AGREEMENT
       DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC. - TREASURY SERIES


             THIS AGREEMENT is made as of the ____________________ day of ___________________________________, 1999 by and between DEUTSCHE BANC ALEX.
BROWN CASH RESERVE FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), with respect to the following recital of fact:

             WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

             WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

             WHEREAS, the Fund's Articles of Incorporation authorize the Board of Directors of the Fund to classify or reclassify authorized but unissued shares of the Fund; and

             WHEREAS, the Fund's Board of Directors has authorized the issuance of three series of shares with a par value of $.001 representing interests in three portfolios: the Prime Series, the Treasury Series and the Tax-Free Series (each of the existing portfolios and any portfolios hereafter added shall be referred to collectively as the "Series"); and

             WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund's Treasury Series (the "Treasury Series") on the terms and conditions hereinafter set forth;

             NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

             1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor to the Treasury Series. The Advisor shall manage the Treasury Series' affairs and shall supervise all aspects of the Treasury Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Treasury Series' assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Treasury Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

             2. Duties of Investment Advisor. In carrying out its obligations under section 1 hereof, the Advisor shall:

                (a) supervise and manage all aspects of the Treasury Series' operations;

                (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Treasury Series;

                (c) provide the Treasury Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

                (d) provide the Treasury Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

                (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Treasury Series, and whether concerning the individual issuers whose securities are included in the Treasury Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Treasury Series;

                (f) determine which issuers and securities shall be represented in the Treasury Series and regularly report thereon to the Fund's Board of Directors;

                (g) take all actions necessary to carry into effect the Fund's purchase and sale programs with respect to its Treasury Series;

                (h) supervise the operations of the Treasury Series' transfer and dividend disbursing agent;

                (i) provide the Treasury Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and,

                (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Treasury Series and reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities, which may be required for the Treasury Series.

             3. Broker-Dealer Relationship. In the event that the Advisor is responsible for decisions to buy and sell securities for the Treasury Series, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Treasury Series' transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Treasury Series on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Treasury Series. The Advisor is further authorized to allocate the orders placed by it on behalf of the Treasury Series to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

             4. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Treasury Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

             5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

                (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

                (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and 1940 Act;

                (c) the provisions of the Articles of Incorporation, as amended;

                (d) the provisions of the By-laws of the Fund, as amended; and

                (e) any other applicable provisions of state and federal law.

             6. Expenses. The expenses connected with the Treasury Series shall be allocable between the Fund and the Advisor as follows:

                (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

                (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Treasury Series, including, without limitation, the Treasury Series' allocable portion of the following expenses: payments to the Fund's distributor under the Treasury Series' plans of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

             7. Delegation of Responsibilities.

                (a) Subject to the approval of the Board of Directors and shareholders of the Treasury Series, the Advisor may delegate to a sub-advisor certain of its duties enumerated in section 2 hereof provided that the Advisor shall continue to supervise the performance of any such sub-advisor. The Advisor shall not be responsible for any such sub-advisor's performance under a sub-advisory agreement.

                (b) Subject to the approval of the Board of Directors and, to the extent required by the 1940 Act, shareholders of the Treasury Series, the Advisor may delegate to any company that it controls, is controlled by, or is under common control with (or to more than one such company), or to specified employees of any such companies, certain of its duties enumerated in Section 2 hereof provided that the Advisor shall continue to supervise the performance of any such company and shall regularly report thereon to the Fund's Board of Directors.

                (c) The Advisor may, but shall not be under any duty to, perform services on behalf of the Treasury Series which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Treasury Series and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Treasury Series nor obligate the Advisor to pay or assume any similar Treasury Series' expenses on any subsequent occasions.

             8. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Fund shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets, .23% of the next $1 billion of the Fund's aggregate average daily net assets and .22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; and (2) applying to this amount a fraction equal to the net assets of the Treasury Series divided by the net assets of the Fund.

             Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

             9. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

             10. Term. This Agreement shall become effective at the close of business on the date hereof and shall continue in force and effect, subject to section 12 hereof, for two years from the date hereof.

             11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

                (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Treasury Series (as defined in Section 2(a) (42) of the 1940 Act), and

                (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

             12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Treasury Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in
Section 2(a)(4) of the 1940 Act.

             13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

             14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Advisor for this purpose shall be One South Street, Baltimore, Maryland 21202.

             15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.


                                          DEUTSCHE BANC ALEX. BROWN CASH RESERVE
                                          FUND, INC.



Attest:                                   By ___________________________________
                                             Name:
___________________                          Title:





                                          INVESTMENT COMPANY CAPITAL CORP.



Attest:                                   By ___________________________________
                                             Name:
___________________                          Title:

                                                                       EXHIBIT C


                      FORM OF INVESTMENT ADVISORY AGREEMENT
       DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC. - TAX-FREE SERIES


             THIS AGREEMENT is made as of the ___________________ day of ___________________________________ , 1999 by and between DEUTSCHE BANC ALEX.
BROWN CASH RESERVE FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), with respect to the following recital of fact:

             WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

             WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

             WHEREAS, the Fund's Articles of Incorporation authorize the Board of Directors of the Fund to classify or reclassify authorized but unissued shares of the Fund; and

             WHEREAS, the Fund's Board of Directors has authorized the issuance of three series of shares with a par value of $.001 representing interests in three portfolios: the Prime Series, the Treasury Series and the Tax-Free Series (each of the existing portfolios and any portfolio hereafter added shall be referred to collectively as the "Series"); and

             WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund's Tax-Free Series (the "Tax-Free Series") on the terms and conditions hereinafter set forth;

             NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

             1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor to the Tax-Free Series. The Advisor shall manage the affairs of the Tax-Free Series and shall supervise all aspects of the Tax-Free Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Tax-Free Series' assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Tax-Free Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

             2. Duties of Investment Advisor. In carrying out its obligations under section 1 hereof, the Advisor shall:

                (a) supervise and manage all aspects of the Tax-Free Series' operations;

                (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Tax-Free Series;

                (c) provide the Tax-Free Series with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

                (d) provide the Tax-Free Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office;

                (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Tax-Free Series, and whether concerning the individual issuers whose securities are included in the Tax-Free Series or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Tax-Free Series;

                (f) determine which issuers and securities shall be represented in the Tax-Free Series and regularly report thereon to the Fund's Board of Directors;

                (g) take all actions necessary to carry into effect the Fund's purchase and sale programs, with respect to its Tax-Free Series;

                (h) supervise the operations of the Tax-Free Series' transfer and dividend disbursing agent;

                (i) provide the Tax-Free Series with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and,

                (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Tax-Free Series and reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities, which may be required for the Tax-Free Series.

             3. Broker-Dealer Relationship. In the event that the Advisor is responsible for decisions to buy and sell securities for the Tax-Free Series, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Tax-Free Series' transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Tax-Free Series on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Tax-Free Series. The Advisor is further authorized to allocate the orders placed by it on behalf of the Tax-Free Series to such brokers and dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

             4. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Tax-Free Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

             5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

                (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

                (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and 1940 Act;

                (c) the provisions of the Articles of Incorporation, as amended;

                (d) the provisions of the By-laws of the Fund, as amended; and

                (e) any other applicable provisions of state and federal law.

             6. Expenses. The expenses connected with the Tax-Free Series shall be allocable between the Fund and the Advisor as follows:

                (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more of its officers to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

                (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Tax- Free Series, including, without limitation, the Tax-Free Series' allocable portion of the following expenses: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

             7. Delegation of Responsibilities.

                (a) Subject to the approval of the Board of Directors and shareholders of the Tax-Free Series, the Advisor may delegate to a sub-advisor certain of its duties enumerated in section 2 hereof provided that the Advisor shall continue to supervise the performance of any such sub-advisor and shall report regularly thereon to the Fund's Board of Directors. The Advisor shall not be responsible for any such sub-advisor's performance under a sub-advisory agreement.

                (b) Subject to the approval of the Board of Directors and, to the extent required by the 1940 Act, shareholders of the Tax-Free Series, the Advisor may delegate to any company that it controls, is controlled by, or is under common control with (or to more than one such company), or to specified employees of any such companies, certain of its duties enumerated in Section 2 hereof provided that the Advisor shall continue to supervise the performance of any such company and shall regularly report thereon to the Fund's Board of Directors.

                (c) The Advisor may, but shall not be under any duty to, perform services on behalf of the Tax-Free Series which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Tax-Free Series and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Tax-Free Series nor obligate the Advisor to pay or assume any similar expenses on any subsequent occasions.

             8. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Tax-Free Series shall pay to the Advisor monthly compensation at an annual rate derived by: (1) calculating an amount equal to
 .30% of the first $500 million of the Fund's aggregate average daily net assets, .26% of the next $500 million of the Fund's aggregate average daily net assets, .25% of the next $500 million of the Fund's aggregate average daily net assets, .24% of the next $1 billion of the Fund's aggregate average daily net assets, .23% of the next $1 billion of the Fund's aggregate average daily net assets and .22% of that portion of the Fund's aggregate average daily net assets in excess of $3.5 billion; (2) applying to this amount a fraction equal to the net assets of the Tax-Free Series divided by the net assets of the Fund; and (3) adding an amount calculated daily and paid monthly, at the annual rate of .03% of the Tax-Free Series' average daily net assets.

             Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

             9. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

             10. Term. This Agreement shall become effective at the close of business on the date hereof and shall continue in force and effect, subject to section 12 hereof, for two years from the date hereof.

             11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

                (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Tax-Free Series (as defined in Section 2(a) (42) of the 1940 Act), and

                (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

             12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the Tax-Free Series' outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning defined in
Section 2(a)(4) of the 1940 Act.

             13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

             14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Advisor for this purpose shall be One South Street, Baltimore, Maryland 21202.

             15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.


                                          DEUTSCHE BANC ALEX. BROWN CASH RESERVE
                                          FUND, INC.


Attest:                                   By ___________________________________
                                          Name:
___________________                       Title:





                                          INVESTMENT COMPANY CAPITAL CORP.


Attest:                                   By ___________________________________
                                          Name:
___________________                       Title:

[FLAG INVESTORS PROXY SERVICES]
[P.O. BOX 9148]
[FARMINGDALE, NY  11735]

                                     FORM OF

       DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC. - TREASURY SERIES
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                 October 7, 1999

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC.

This proxy is for your use in voting on various matters relating to Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward
J. Veilleux, Amy M. Olmert and Kathy L. Churko and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on October 7, 1999 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC. - TREASURY SERIES

Vote on Directors

         1. To consider and act upon a proposal to elect a Board of Directors.

                     Richard T. Hale                     Richard R. Burt
                     Joseph R. Hardiman                  Louis E. Levy
                     Eugene J. McDonald                  Rebecca W. Rimel
                     Truman T. Semans                    Robert H. Wadsworth

         |_| FOR ALL.

         |_| WITHHOLD ALL.

         |_| FOR ALL EXCEPT:

         To withhold authority to vote, mark "FOR ALL EXCEPT" and write the nominee's name on the line below _____________________________.

Vote on Proposals

         2. To approve a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Treasury Series.

                  |_|  For              |_|  Against               |_|  Abstain

         3. To eliminate the Treasury Series' fundamental investment policy concerning investments in companies for the purposes of exercising control or management.

                  |_|  For              |_|  Against               |_|  Abstain

         4. To eliminate the Treasury Series' fundamental investment policy concerning pledging, mortgaging or hypothecating assets.

                  |_|  For              |_|  Against               |_|  Abstain

         5. To eliminate the Treasury Series' fundamental investment policy concerning investment in securities of other investment companies.

                  |_|  For              |_|  Against               |_|  Abstain

         6. To eliminate the Treasury Series' fundamental investment policy concerning short sales, purchasing securities on margin, and investing in puts and calls and modifying the Treasury Series' policy on commodities.

                  |_|  For              |_|  Against               |_|  Abstain

         7. To eliminate the Treasury Series' fundamental investment policy concerning purchases of oil, gas, or mineral interests.

                  |_|  For              |_|  Against               |_|  Abstain

         8. To modify the Treasury Series' fundamental investment policy concerning borrowing.

                  |_|  For              |_|  Against               |_|  Abstain

         9. To modify the Treasury Series' fundamental investment policy concerning loans.

                  |_|  For              |_|  Against               |_|  Abstain


Please print and sign your name
in the space provided to authorize the
voting of your shares as indicated and
return promptly.  When signing on behalf         ---------------------------------------    --------------
of a corporation, partnership, estate,           Signature [PLEASE SIGN WITHIN BOX]         Date
trust or in any other representative
capacity, please sign your name and title.       ---------------------------------------    --------------
For joint accounts, each joint owner must sign.  Signature (Joint Owners)                   Date

           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY

                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

[FLAG INVESTORS PROXY SERVICES]
[P.O. BOX 9148]
[FARMINGDALE, NY  11735]

                                     FORM OF

       DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC. - TAX-FREE SERIES
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                 October 7, 1999

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC.

This proxy is for your use in voting on various matters relating to Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward
J. Veilleux, Amy M. Olmert and Kathy L. Churko and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on October 7, 1999 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]
                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC. - TAX-FREE SERIES

Vote on Directors

         1. To consider and act upon a proposal to elect a Board of Directors.

                      Richard T. Hale                     Richard R. Burt
                      Joseph R. Hardiman                  Louis E. Levy
                      Eugene J. McDonald                  Rebecca W. Rimel
                      Truman T. Semans                    Robert H. Wadsworth

         |_| FOR ALL.

         |_| WITHHOLD ALL.

         |_| FOR ALL EXCEPT:


1-PH:1056072.1

         To withhold authority to vote, mark "FOR ALL EXCEPT" and write the nominee's name on the line below _____________________________.

Vote on Proposals

         2. To approve a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Tax-Free Series.

                  |_|  For              |_|  Against               |_|  Abstain

         3. To eliminate the Tax-Free Series' fundamental investment policy concerning investments in companies for the purposes of exercising control or management.

                  |_|  For              |_|  Against               |_|  Abstain

         4. To eliminate the Tax-Free Series' fundamental investment policy concerning pledging, mortgaging or hypothecating assets.

                  |_|  For              |_|  Against               |_|  Abstain

         5. To eliminate the Tax-Free Series' fundamental investment policy concerning investment in securities of other investment companies.

                  |_|  For              |_|  Against               |_|  Abstain

         6. To eliminate the Tax-Free Series' fundamental investment policy concerning short sales, purchasing securities on margin, and investing in puts and calls and modifying the Tax-Free Series' policy on commodities.

                  |_|  For              |_|  Against               |_|  Abstain

         7. To eliminate the Tax-Free Series' fundamental investment policy concerning purchases of oil, gas, or mineral interests.

                  |_|  For              |_|  Against               |_|  Abstain

         8. To modify the Tax-Free Series' fundamental investment policy concerning borrowing.

                  |_|  For              |_|  Against               |_|  Abstain

         9. To modify the Tax-Free Series' fundamental investment policy concerning loans.

                  |_|  For              |_|  Against               |_|  Abstain

Please print and sign your name in the
space provided to authorize the voting of
your shares as indicated and return
promptly.  When signing on behalf of a         ---------------------------------------    --------------
corporation, partnership, estate, trust        Signature [PLEASE SIGN WITHIN BOX]         Date
or in any other representative capacity,
please sign your name and title. For joint     ---------------------------------------    --------------
accounts, each joint owner must sign.          Signature (Joint Owners)                   Date

           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

[FLAG INVESTORS PROXY SERVICES]
[P.O. BOX 9148]
[FARMINGDALE, NY  11735]

                                     FORM OF

        DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC. - PRIME SERIES
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                 October 7, 1999

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC.

This proxy is for your use in voting on various matters relating to Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward
J. Veilleux, Amy M. Olmert and Kathy L. Churko and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on October 7, 1999 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DEUTSCHE BANC ALEX. BROWN CASH RESERVE FUND, INC. - PRIME SERIES

Vote on Directors

         1. To consider and act upon a proposal to elect a Board of Directors.

                      Richard T. Hale                     Richard R. Burt
                      Joseph R. Hardiman                  Louis E. Levy
                      Eugene J. McDonald                  Rebecca W. Rimel
                      Truman T. Semans                    Robert H. Wadsworth

         |_| FOR ALL.

         |_| WITHHOLD ALL.

         |_| FOR ALL EXCEPT:

         To withhold authority to vote, mark "FOR ALL EXCEPT" and write the nominee's name on the line below _____________________________.

Vote on Proposals

         2. To approve a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp. with respect to the Prime Series.

                  |_|  For              |_|  Against               |_|  Abstain

         3. To eliminate the Prime Series' fundamental investment policy concerning investments in companies for the purposes of exercising control or management.

                  |_|  For              |_|  Against               |_|  Abstain

         4. To eliminate the Prime Series' fundamental investment policy concerning pledging, mortgaging or hypothecating assets.

                  |_|  For              |_|  Against               |_|  Abstain

         5. To eliminate the Prime Series' fundamental investment policy concerning investment in securities of other investment companies.

                  |_|  For              |_|  Against               |_|  Abstain

         6. To eliminate the Prime Series' fundamental investment policy concerning short sales, purchasing securities on margin, and investing in puts and calls and modifying the Prime Series' policy on commodities.

                  |_|  For              |_|  Against               |_|  Abstain

         7. To eliminate the Prime Series' fundamental investment policy concerning purchases of oil, gas, or mineral interests.

                  |_|  For              |_|  Against               |_|  Abstain

         8. To modify the Prime Series' fundamental investment policy concerning borrowing.

                  |_|  For              |_|  Against               |_|  Abstain

         9. To modify the Prime Series' fundamental investment policy concerning loans.

                  |_|  For              |_|  Against               |_|  Abstain

Please print and sign your name in the
space provided to authorize the voting of
your shares as indicated and return
promptly.  When signing on behalf of a            ---------------------------------------    --------------
corporation, partnership, estate, trust or        Signature [PLEASE SIGN WITHIN BOX]         Date
in any other representative capacity, please
sign your name and title. For joint accounts,     ---------------------------------------    --------------
each joint owner must sign.                       Signature (Joint Owners)                   Date

           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY

                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.